SUMMARY PROSPECTUS

OCTOBER 1, 2016

PROSHARES ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY

ZBIO LISTED ON THE NASDAQ STOCK MARKET

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2016, and Statement of Additional Information, dated October 1, 2016, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Important Information About the Fund

ProShares UltraPro Short Nasdaq Biotechnology (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times the inverse (-3x) of the return of the NASDAQ Biotechnology Index® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.53%
Fee Waiver/Reimbursement*	-0.58%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements†	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2017. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

†	The information in the table has been restated to reflect current fees and expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$426	$779	$1,774

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from June 22, 2015 (the Fund’s inception date) to May 31, 2016, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times the inverse (-3x) of the daily return of the Index. The Index is a modified capitalization weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark (“ICB”) which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

As of May 31, 2016, the Index included companies with capitalizations between approximately $52.5 million and $118.6 billion. The average capitalization of the companies comprising the Index was approximately $4.3 billion. The Index is published under the Bloomberg ticker symbol “NBI.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

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Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

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Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of three times the inverse (-3x) of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times the inverse (-3x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2016, the Index was concentrated in the health care industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse or a multiple of the inverse of the Index, such occurrences may introduce more volatility to the Fund.

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Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a

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swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

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Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

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Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from three times the inverse (-3x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five year period ended May 31, 2016 was 25.65%. The Index’s highest May to May volatility rate during the five year period was 32.61% (May 31, 2016). The Index’s annualized total return performance for the five year period ended May 31, 2016 was 21.14%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -3x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

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Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to three times the inverse (-3x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

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Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times.

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Pharmaceuticals, Biotechnology and Life Sciences Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals, biotechnology and life sciences industry to the same extent as the Index is so concentrated, including: wide fluctuation in securities prices due to government regulation and approval of products and services, which can have a significant effect on their price and availability; dependence on, or loss or impairment of, intellectual property rights; dependence on a limited number of products; heavy spending on research, development and marketing for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government legislation and regulation, which could have a material impact on the returns available to investors; world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. The pharmaceuticals, biotechnology and life sciences industry may also be affected by risks that affect the broader healthcare industry.

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Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

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Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value.

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Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to three times the inverse (-3x) of the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•	Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

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Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Fund shares are listed for trading on The NASDAQ Stock Market and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

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Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining

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inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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Exposure to Small- and Mid-Cap Company Investment Risk — Exposure to stocks of small- and mid-cap companies may subject the Fund to certain risks. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

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Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since June 2015 and September 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

1.	Go to www.icsdelivery.com
2.	Select the first letter of your brokerage firm’s name.
3.	From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.	Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

© 2016 ProShare Advisors LLC. All rights reserved	ZBIO-OCT16